Investment in Equity Security	12 Months Ended
Dec. 31, 2024
Investment in Equity Security
Investment in Equity Security

12. Investment in Equity Security

In January 2021, the Group and Inmagene Biopharmaceuticals (“Inmagene”) entered into a strategic partnership agreement for Inmagene to further develop and fund novel preclinical drugs candidates discovered by the Group for the potential treatment of multiple immunological diseases. Under the terms of the agreement, the Group granted Inmagene exclusive options to four (subsequently amended to three in April 2023) drug candidates. Exercise of the options will grant Inmagene the right to further develop, manufacture and commercialize the exercised specific drug candidates worldwide, with the Group retaining first right to co-commercialization in mainland China.

In July 2024, Inmagene exercised options on two drug candidates (IMG-004 and IMG-007), and the Group received 140,636,592 Inmagene ordinary shares representing approximately 7.5% of Inmagene’s issued shares at the time. The shares were recorded as a financial asset at an initial carrying value of US$5.0 million, which was its then fair value estimated using the discounted cash flow method.

In December 2024, Inmagene announced that it has entered into (i) a definitive merger agreement with a third party listed on the NASDAQ, and (ii) subscription agreements for a US$75 million private placement after the merger (the “Merger”). The combined entity will (i) focus on the development of a drug candidate licensed from the Group (IMG-007 a monoclonal antibody targeting OX-40) and (ii) issue to current Inmagene shareholders contingent value rights on any net proceeds from the disposition of Inmagene’s remaining assets. The Merger is expected to close in mid-2025 subject to regulatory approval and other closing conditions. As the transactions have not closed as at December 31, 2024, there was no adjustment to the carrying value of the Group’s investment in equity security.